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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
AMERICAN SCIENCE AND ENGINEERING, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN SCIENCE AND ENGINEERING, INC.
829 Middlesex Turnpike
Billerica, MA 01821

August 20, 2002

To our stockholders:

        You are cordially invited to attend the Special Meeting in Lieu of Annual Meeting of Stockholders of American Science and Engineering, Inc. to be held Thursday September 19, 2002 at 10:30 a.m. at the Renaissance Bedford Hotel. The Board of Directors and management look forward to personally greeting those stockholders who will attend.

        The accompanying Proxy Statement asks for your vote to set the number of Directors at six for the ensuing year and to re-elect the current Directors to another one-year term. Our Board of Directors is elected each year by the stockholders to a one-year term. The Proxy Statement also asks for your vote in favor of a new stock option plan for our employees. We recognize that option plans have come under increasing scrutiny in recent years. Accordingly, our Board of Directors has adopted, subject to stockholder approval, a plan that we believe is responsive to your concerns as stockholders.

        Our success depends in large part on its ability to attract, retain, and motivate all of our employees. Because we are a relatively small company competing against many companies with greater financial resources, we cannot always offer cash compensation to our employees which is competitive to that offered by those companies. We believe, however, that the issuance of stock options is a valuable recruiting tool and an important part of our compensation package that has the added advantage of aligning our employees' interests directly with our stockholders' interests. We broadly grant options to all non-executive employees. Executives receive options when they join the Company and may receive additional options after they have delivered added value to the Company for a period of time.

        Our experience indicates that our employees do understand the value of their stock options, and do take advantage of the benefits of a successful option program, which in turn provides direct benefits to the Company. Cash from employees who exercise their options is available to the Company for investment in research, infrastructure, marketing, and all of the other important functions that are necessary for our success.

        The Board of Directors recommends that you vote FOR the adoption of this plan because of the important benefits it provides. If you have any questions about the plan, please call me or Ned Lewis, our Vice President and General Counsel, at 800-225-1608.

        Thank you for your consideration and I look forward to seeing you at our Annual Meeting on September 19, 2002.

                      Very truly yours,

                      Ralph S. Sheridan
                      President and CEO

AMERICAN SCIENCE AND ENGINEERING, INC.
829 Middlesex Turnpike
Billerica, Massachusetts 01821

NOTICE OF SPECIAL MEETING IN LIEU OF
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 19, 2002

        The Special Meeting in Lieu of Annual Meeting of Stockholders of American Science and Engineering, Inc. (the "Company") will be held Thursday, September 19, 2002, at 10:30 a.m., at the Renaissance Bedford Hotel, 44 Middlesex Turnpike, Bedford, Massachusetts, for the following purposes:

          (1) To fix the number of Directors of the Company at six for the ensuing year, and to elect the persons named in the accompanying Proxy Statement to serve as Directors until the next Annual Meeting and until their successors are elected and qualified;

          (2) To consider and act upon the adoption of the Company's 2002 Combination Stock Option Plan; and

          (3) To consider and act upon any other business that may properly come before the meeting and any adjournment or adjournments thereof.

        Only stockholders of record at the close on business on August 6, 2002 are entitled to notice of and to vote at the meeting and any continuation or adjournment thereof. All stockholders are cordially invited to attend the meeting. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the enclosed postage-prepaid envelope. Any stockholder attending the meeting in person may vote in person even if he or she returned a proxy.

                      By Order of the Board of Directors

                      Edwin L. Lewis
                      Clerk

August 20, 2002

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING IN PERSON, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE CLERK OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE OR BY ATTENDING THE MEETING AND VOTING YOUR SHARES IN PERSON.

AMERICAN SCIENCE AND ENGINEERING, INC.
829 Middlesex Turnpike
Billerica, Massachusetts 01821

PROXY STATEMENT

        The enclosed Proxy is solicited by the Board of Directors of American Science and Engineering, Inc. (the "Company") for use at the Special Meeting in Lieu of Annual Meeting of Stockholders to be held on Thursday, September 19, 2002, at 10:30 a.m. at the Renaissance Bedford Hotel, 44 Middlesex Turnpike, Bedford, Massachusetts, and at any adjournment of the meeting (the "Meeting"). The matters to be considered and acted upon at the Meeting are described in the attached Notice of the Meeting and in this Proxy Statement.

        Stockholders of record at the close of business on August 6, 2002 are entitled to notice of and to vote at the Meeting. Each share of Common Stock of the Company outstanding on the record date is entitled to one vote. As of the close of business on August 6, 2002, 6,816,303 shares of Common Stock of the Company were outstanding.

        This Proxy Statement and the accompanying Proxy are first being mailed to stockholders on or about August 20, 2002. A copy of the Company's Annual Report for the fiscal year ended March 31, 2002 also accompanies this Proxy Statement.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        The Company's By-laws provide that the Board of Directors of the Company shall consist of not less than three nor more than twelve directors. The Board of Directors currently consists of six members, whose terms expire at the Meeting. The Board of Directors recommends that the size of the Board be set at six members and that the six incumbent directors identified below be re-elected.

        A plurality of the votes cast by stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon is required to elect each of the six directors. Each director will serve for one year and until his successor is elected and qualified. If any nominee at the time of the election is unable or unwilling to serve or is otherwise unavailable for election, the Board of Directors may designate another nominee and the persons named as proxies will vote all proxies for such nominee. The Board of Directors has no reason to believe that any nominee is unwilling or unable to serve. There are no arrangements or understandings between any nominee and any other person relating to such nominee's nomination.

        The Board of Directors recommends a vote FOR each of the below mentioned nominees as directors. Proxies solicited by the Board of Directors of the Company, if properly signed and returned and containing no instructions to the contrary, will be voted FOR electing the six nominees listed below as directors of the Company.

Nominees

        The names of, and certain information with respect to, the persons nominated by the Board of Directors for election as directors are as follows:

Name	Age	Positions and Offices of Company Held	Date Assumed Each Position
Roger P. Heinisch	64	Director	June 1999
Hamilton W. Helmer	55	Director	February 1993
Donald J. McCarren	62	Director	February 1993
William E. Odom	70	Director Chairman	September 1996 September 1998
Ralph S. Sheridan	52	Director President & CEO	January 1994 September 1993
Carl W. Vogt	66	Director	June 1997

        Dr. Roger P. Heinisch was elected to the Board in June 1999. Dr. Heinisch joined the Honeywell Corporation in 1968 where he served in various scientific and engineering positions before becoming Director of Research in 1978. In 1980 Dr. Heinisch became the Director of the Systems and Research Center of Honeywell and was named Vice President in 1982. He became Vice President of Honeywell's Flight Systems Operations in 1985. In 1988 Dr. Heinisch was appointed Corporate Vice President of Advanced Technology. In 1990 he became Vice President of Materials and Manufacturing for the Defense Systems Group. When Alliant Techsystems was spun off from Honeywell in 1991, he assumed the position of Vice President, Engineering with the new company. From 1995 until April of 1997, he also assumed responsibility for Information Systems and Technology at Alliant. Dr. Heinisch holds a B.S., an M.S. and a Ph.D. Dr. Heinisch is a former member of the Army Science Board and has been a member of various Department of Defense review panels and technical boards. Currently, Dr. Heinisch serves on the boards of Third Wave Systems, and Superior Vocabulary. He is currently Chairman of the Board of Theseus Logic, Inc.

        Dr. Hamilton W. Helmer was elected to the Board in February 1993. Dr. Helmer is the Managing Director of Strategy Capital, an investment fund focused on Strategic Arbitrage™, an investment approach that capitalizes on the convergence of market prices of publicly traded equities to the value predicted by Power Dynamics, a proprietary theory of prospective value based on Strategy precepts. Mr. Helmer has been an active business strategist for over twenty years, first with Bain & Company and then with his own firm. His clients have included Adobe, Hewlett-Packard, Mentor Graphics, John Hancock, Raychem and Pinkerton. Mr. Helmer received his Ph.D. in Economics from Yale University in 1978.

        Dr. Donald J. McCarren was elected to the Board in February 1993. Dr. McCarren is President of an early stage, privately held, functional genomic research organization, AlphaGene, Inc. Previously, Dr. McCarren served as President of the National Center for Genome Resources, a non-profit corporation located in Santa Fe, New Mexico, which supports genome projects with expertise in bioinformatics. Prior to assuming that position in 1997, Dr. McCarren was the founder of Tacora Corporation, a medical technology company located in Seattle, Washington. From July 1992 to June 1994, he was President and Chief Operating Officer of ImmunoGen, Inc., a small molecular cancer research and development company located in Cambridge, Massachusetts. Prior to that, Dr. McCarren spent almost nine years at Erbamont N.V. serving from 1990 to 1992 as President of the Adria Laboratories Division of Erbamont N.V. in Columbus, Ohio, from 1989 to 1990 as Corporate Vice President of Worldwide Marketing and Business Development and from 1986 to 1989 as Vice President of Far East and Austral-Asian Operations. Dr. McCarren spent his earlier career with Abbott International (3 1/2 years), Pfizer International (8 1/2years), Merck International (2 years) and Warner Lambert (8 1/2 years). Dr. McCarren holds a Ph.D. in Developmental Economics.

        General William E. Odom was elected to the Board in September 1996. General Odom is the Director of National Security Studies for the Hudson Institute in Washington, D.C. and an adjunct Professor in the Department of Political Science at Yale University. Prior to joining the Hudson Institute in 1988, General Odom spent 34 years as an officer in the United States Army, retiring with the rank of Lieutenant General. While on active duty, General Odom served as Director of the National Security Agency for three years, Assistant Chief of Staff for Intelligence for the Department of the Army for four years and Military Assistant to the President's National Security Advisor for four years. General Odom received his B.S. degree from West Point and Masters and Ph.D. degrees from Columbia University. General Odom is on the Board of Directors of V-ONE Corporation of Rockville, Maryland and the Institute for the Study of Diplomacy at Georgetown University. General Odom is the author of five books and numerous articles.

        Mr. Ralph S. Sheridan was elected President and Chief Executive Officer of the Company in September 1993, and in January of 1994, he was elected a Director. Prior to joining the Company, Mr. Sheridan ran his own consulting and investment firm, Value Management Corporation, in Waltham, Massachusetts. Prior to that, from 1988 to 1989 Mr. Sheridan was President and CEO of HEC Energy

Corp. (HEC), in Boston, Massachusetts and Vice President of Marketing and Operations at HEC from 1987 to 1988. Before joining HEC, from 1984 to 1986, Mr. Sheridan held the position of Vice President of Operations for the Engineered Systems and Controls Group and from 1981 to 1984 he served as Vice President of Corporate Business Development at Combustion Engineering, Inc. in Stamford, Connecticut. Before this, Mr. Sheridan held positions at W. R. Grace (3 years) and Continental Group (5 years) in a number of jobs of increasing responsibility and scope including business development and international operations. Mr. Sheridan holds a B.S. in Chemistry and an M.B.A., both from Ohio State University. He currently serves as an active member on both the American Electronics Association Board of Directors and the U.S.-Mexico Chamber of Commerce Board of Directors. Mr. Sheridan also holds memberships in the American Chemical Society, the International Society for Optical Engineering, and the World's President Organization.

        Mr. Carl W. Vogt was elected to the Board in June 1997. He is Of Counsel (formerly a senior partner) in the Washington, D.C. office of the national law firm of Fulbright & Jaworski. Mr. Vogt has been with that firm since 1966, with various periods away from the firm to perform government service and to serve as President (interim) of his alma mater, Williams College, Williamstown, Massachusetts. He serves as a Director of Waste Management, Inc. (waste disposal), the Yellow Corporation (trucking), Deutsche Scudder Funds (mutual funds) and International Strategy and Investment, Inc. (mutual funds). In 1992 he was appointed by President Bush as the Chairman of the National Transportation Safety Board, where he served until 1994. In 1995 he was appointed by President Clinton as a member of the White House Commission on Aviation Safety and Security. Mr. Vogt earned his bachelor's degree from Williams College and his law degree from the University of Texas Law School.

Executive Officers (who are not also Directors)

Name	Age	Position and Offices of Company Held	Date Assumed Each Position
William L. Adams	70	Vice President, Chief Engineer	September 1998
Joseph Callerame	52	Vice President, Technology and Chief Technology Officer	June 1998
Reed O. Clark	53	Vice President, International Sales	July 2001
Ralph G. Foose	58	Vice President, Operations	September 1999
Edwin L. Lewis	56	Vice President, General Counsel and Clerk	March 2000
Richard Mastronardi	54	Vice President, Field Operations	September 2000
Andrew R. Morrison	50	Vice President, Chief Financial Officer and Treasurer	June 2001

        Dr. Adams joined the Company in July 1997 as acting Chief Technology Officer. In August 1998 he became the acting Vice President of Operations and he now serves as Chief Engineer. Prior to joining the Company, Dr. Adams spent over thirty years in engineering and general management in process automation firms including AccuRay, Combustion Engineering, and ABB. During this period he held positions as Vice President of Field Service, VP of Engineering, Senior Vice President of Engineering, Manufacturing, and Marketing, and Vice President of Quality. In 1987 Dr. Adams established a process automation joint venture in Russia for Combustion Engineering. Dr. Adams and his wife moved to Moscow in 1991 where he managed the joint venture for ABB after Combustion Engineering was acquired by ABB. Dr. Adams retired from ABB in 1994 and established Adtech Consulting, Inc., a technology and management consulting firm located in Columbus, Ohio, where he currently serves as President. Dr. Adams holds a B.S. in Electrical Engineering from Michigan Technological University, an M.S. in Electrical Engineering from MIT, and a Ph.D. from Purdue University.

        Dr. Joseph Callerame joined the Company in June 1998 as Vice President, Technology, and Chief Technology Officer. Prior to joining the Company, Dr. Callerame spent over twenty years at Raytheon

Company, most recently as Manager, Engineering and Technology Development and Consulting Scientist, at Raytheon Electronic Systems. Prior to that appointment, Dr. Callerame was Deputy General Manager of Raytheon's Corporate Research Division. Dr. Callerame received his B.A. in Physics from Columbia College, and his M.A. and Ph.D., also in Physics, from Harvard University. After receiving his Ph.D. and prior to his employment at Raytheon, Dr. Callerame served as a Post-Doctoral Fellow in Nuclear Physics at M.I.T.

        Mr. Reed O. Clark joined the Company as Vice President, International Sales in July of 2001, to focus primarily on maritime and intermodal market opportunities. Mr. Clark has extensive experience in building international business in technical and maritime environments. Prior to joining the Company, Mr. Clark had over 20 years experience in growing international business and trade markets, with particular emphasis on the seaports market segment. From 2000 to 2001, he served as Director of Operations and Sales for Bond Communications in Dubai, UAE. He was instrumental in leading a sales force of engineers and technicians in systems integration throughout the Middle East. This followed his successful tenure from 1988 to 2000 as President of Inter-America, a trade, logistics, and shipping company, incorporated in California. Mr. Clark has held several executive positions with large international companies (American President Lines and United States Lines) while living and working in the Far East, South Asia, the Middle East, and Europe. Mr. Clark holds a Bachelor of Science in Engineering from the United States Naval Academy, Annapolis, Maryland.

        Mr. Ralph G. Foose joined the Company as Vice President of Operations in September 1999 after three years as President and Chief Financial Officer of Sight in Systems, a software manufacturing company. Prior to his work at Sight in Systems, Mr. Foose was President of IRD Mechanalysis where he led a company turnaround. In 1986 Mr. Foose joined Combustion Engineering as President of Taylor Instrument Systems. During his six year tenure, the company split into two divisions and grew from $20 million in annual sales to $150 million. Early on in his career, Mr. Foose held various technical consulting and managerial positions with Booz-Allen Hamilton, AccuRay Corporation and NASA. Mr. Foose holds a B.S. in Electrical Engineering from Florida Institute of Technology and an M.S. in Computer Science from Ohio State University.

        Mr. Edwin L. Lewis joined the Company in March 2000 after over two years as President of the Atlantic Legal Foundation, a public interest law firm in New York City. Prior to that, from 1995 to 1997, Mr. Lewis was Vice President, General Counsel and Corporate Secretary of Borg-Warner Security Corporation and from 1983 to 1995 was general counsel first for its subsidiary Wells Fargo Alarm Services and then for its subsidiary Burns International Security Services. Previously, Mr. Lewis was senior attorney for Atlantic Richfield Company. Mr. Lewis holds a J.D. Degree from Temple University School of Law and a B.A. Degree in International Affairs from Lafayette College. Mr. Lewis is a member of the Legal Advisory Board of the National Federation of Independent Business Legal Foundation.

        Mr. Richard Mastronardi rejoined the Company in September 2000 as Vice President, Field Operations after having worked with the organization as Senior Vice President and Vice President of Engineering from 1975 through 1987. Prior to rejoining the Company, from January 1999 to September 2000, Mr. Mastronardi was Chief Operating Officer of Adcole Corporation, a manufacturer of satellite-borne sun sensors and precision gages for the automotive industry. Before that, from September 1997 to January 1999, Mr. Mastronardi was Vice President and General Manager of Caprius, Inc., a manufacturer of Medical MRI Systems and spent ten years as Vice President of R&D at Thermo Power Corporation, a Thermo Electron Company. Mr. Mastronardi holds a B.S. in Aeronautical Engineering from Rensselaer Polytechnic Institute and an M.B.A. from Northeastern University.

        Mr. Andrew R. Morrison joined the Company in June 2001 after serving as CFO and Corporate Secretary of SoftLock.com d.b.a. Digital Goods, an internet DRM and marketing services company located in Maynard, Massachusetts. From 1994 to 2000, Mr. Morrison served first as Treasurer and then as CFO of AAF-McQuay Corporation, a global HVAC and filtration company. Prior to that, Mr. Morrison held senior financial positions with PHH Corporation (now a unit of Cendant Corporation), British Petroleum

(BP), SOHIO Oil and Gulf Oil. These positions with public companies spanned all aspects of finance including banking, capital markets, strategic financial planning, mergers and acquisition, investor relations, trade and project finance, FX and interest rate risk including directing BP's financial trading room in the Western Hemisphere. Mr. Morrison began his business career at the Chase Manhattan Bank after receiving his B.A. from the University of Rochester and attending the MSFS Program at Georgetown University. Mr. Morrison went on to earn his M.B.A. in Finance from the University of Chicago.

Meetings of Board of Directors and Committees

        During the fiscal year ended March 31, 2002, the Board of Directors of the Company met 5 times. All of the directors attended 75% or more of the aggregate of the total number of meetings of the Board (held during the period they were directors) and of the meetings of committees of the Board on which they served. The Board of Directors has three standing Committees: the Audit, Compensation and Nominating Committees.

        The Audit Committee consists of Dr. Hamilton W. Helmer, who serves as Audit Committee Chairman, Dr. Donald J. McCarren and Dr. Roger P. Heinisch. In the opinion of the Board of Directors, each member of the Audit Committee is "independent" is defined in Section 121(A) of the current American Stock Exchange listing standards. These directors are also considered independent under the requirements of the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act"). This Committee, which met 3 times during fiscal 2002, has been and will continue to be primarily responsible for reviewing the activities of the Company's independent auditors, reviewing and evaluating recommendations of the auditors, recommending areas of review to the Company's management, and reviewing and evaluating the Company's financial statements, accounting policies, reporting practices and internal controls. In addition, under the Sarbanes-Oxley Act, the Audit Committee will now have direct responsibility for appointment, compensation and oversight of the work of the independent auditors and has the responsibility to ensure the auditors' independence. In addition, the Audit Committee will also be responsible for establishing a procedure for handling complaints regarding the Company's accounting, internal accounting controls and auditing matters. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as Appendix A to this Proxy Statement. If necessary, the Company will amend the Company's Audit Committee Charter and will file such amendment with the SEC to incorporate any additional responsibilities of the Audit Committee that result from rules promulgated in response to the Sarbanes-Oxley Act.

        The Compensation Committee consists of Mr. Carl W. Vogt and General William E. Odom. This Committee, which met once during fiscal 2002, is responsible for making recommendations to the Company's Board of Directors concerning the levels and types of compensation and benefits to be paid and granted to the Company's Chief Executive Officer and other executive employees of the Company and for the administration of the Company's stock option plans.

        The Nominating Committee consists of General William E. Odom and Mr. Ralph S. Sheridan. The Committee did not formally meet during fiscal 2002. The Committee is charged with the responsibility of identifying appropriate candidates for nomination to the Board. The Company By-Laws currently do not set forth any procedure for the nomination of candidates for director by stockholders.

Compensation of Directors

        Directors who are also employees of the Company do not receive additional compensation as directors. Non-employee directors (other than the Chairman) receive annual compensation of 2,000 shares of Company Common Stock issuable on January 10th in each year, and options to purchase 7,000 shares of Common Stock at the closing price on the date of the Annual Meeting in each year. The Chairman receives 3,000 shares of Common Stock on January 10th in each year. No meeting fees or other fees are payable to any director.

REPORT OF THE AUDIT COMMITTEE

August 20, 2002

To the Board of Directors of American Science and Engineering, Inc.:

        In connection with the issuance of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2002, the Audit Committee:

  1.
  Reviewed and discussed with management the Company's audited financial statements as of and for the year ended March 31, 2002.
  2.
  Discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.
  3.
  Received and reviewed the written disclosures and the letter from the Company's independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board and have discussed with the Company's auditors the auditors' independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2002.

Hamilton W. Helmer, Audit Committee Chairman
Roger P. Heinisch, Member
Donald J. McCarren, Member

OWNERSHIP OF COMMON STOCK OF THE COMPANY BY CERTAIN PERSONS

        The following table sets forth certain information regarding the beneficial ownership as of August 6, 2002 for each director, nominee for director, each named executive officer in the Summary Compensation Table under "Executive Compensation" below, all directors and executive officers as a group and each person known by the Company to be the beneficial owner of 5% or more of the Company's Common Stock. This information is based upon information received from or on behalf of the named individuals or from publicly available information and filings by or on behalf of those persons with the Securities and Exchange Commission. Unless otherwise indicated, each person identified below possesses sole voting and investment power with respect to the shares listed.

Beneficial Holdings of the Company's Common Stock by Directors and Executive Officers as of August 6, 2002.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Joseph Callerame	63,683	(2)
Ralph G. Foose	48,512	(2)
Roger P. Heinisch	18,000	(2)
Hamilton W. Helmer	44,000	(2)
Edwin Lewis	32,635	(2)
Richard Mastronardi	12,960	(2)
Donald J. McCarren	65,581	(2)
William E. Odom	48,000	(2)
Ralph S. Sheridan(3)	714,086	9.75%
Carl W. Vogt	44,916	(2)
Directors and Officers as a Group (13 persons)	1,165,768	15.3%
Essex Management Co., Inc.(4)	612,935	8.99%
Kern Capital Management, LLC (5)	566,200	8.31%

(1)
Includes shares that may be acquired under stock options and warrants exercisable within sixty days after the date of this table, as follows: Dr. Callerame—53,667; Mr. Foose—27,500; Dr. Heinisch—14,000; Dr. Helmer—42,000; Mr. Lewis—31,667; Mr. Mastronardi—12,500; Dr. McCarren—47,000; Lt. Gen. (Ret.) Odom—28,000; Mr. Sheridan—508,000; Mr. Vogt—22,750; and all Directors and Officers as a group—824,418.

(2)
Amount owned constitutes less than one percent.

(3)
Mr. Sheridan's address is c/o American Science and Engineering, Inc., 829 Middlesex Turnpike, Billerica, MA 01821.

(4)
Essex Management Co. Inc.'s address is 125 High Street, Boston, MA 02110.

(5)
Kern Capital Management, LLC's address is 114 West 47th Street, Suite 1926, New York, NY 10036.

EXECUTIVE COMPENSATION

        The following table provides information concerning the compensation paid by the Company during the year ended March 31, 2002 to the Chief Executive Officer and each of the four most highly compensated executive officers of the Company whose aggregate compensation exceeded $100,000.

SUMMARY COMPENSATION TABLE

						Long-Term Compensation
			Annual Compensation
Name and Principal Position	Fiscal Year					Option Awards (#)	All Other Compensation ($)(1)
			Salary ($)	Bonus ($)
Ralph S. Sheridan President and CEO	2002 2001 2000		270,000 274,710 267,120	— — 172,500	(3)	— — 225,000	1,162,758 4,710 4,058
Joseph Callerame Vice President, CTO	2002 2001 2000		210,000 211,502 211,964	— — 58,500	(4)	20,000 — —	30,417 3,002 2,719
Ralph G. Foose Vice President, Operations	2002 2001 2000	(2)	200,000 206,628 113,846	— — —		40,000 — 50,000	8,434 10,474 —
Edwin L. Lewis Vice President, General Counsel	2002 2001 2000	(2)	180,000 181,550 12,461	10,000 10,000 —		— 10,000 40,000	3,150 3,100 —
Richard Mastronardi Vice President, Field Operations	2002 2001	(2)	175,000 100,962	— —		— 30,000	126,078 4,306

(1)
All Other Compensation includes the gain earned on the exercise of nonqualified or incentive stock options, taxable life insurance premiums paid by the Company and, for Mr. Sheridan, a leased automobile.

(2)
The indicated years were years of partial employment with the Company for the named executive.

(3)
Pursuant to his employment agreement, Mr. Sheridan is paid a bonus in cash established by the Compensation Committee on each anniversary of his employment contract. Mr. Sheridan waived his bonus entitlement for fiscal 2001 and no bonus has been awarded to him for fiscal 2002.

(4)
Represents bonus paid in fiscal 2000.

Employment Agreements; Change in Control Arrangements

        Mr. Sheridan has an employment contract with the Company that provides for his employment as President and Chief Executive Officer, and as a Director, through September 2002, at an annual salary of $270,000, subject to annual review, plus performance bonuses tied to specific accomplishments. This contract replaces Mr. Sheridan's former contract with the Company, which expired in September 1999. In July 2002, the Company entered into an employment agreement with Mr. Sheridan to become effective in September 2002 upon expiration of his current employment agreement. This new contract provides for annual cash compensation of $300,000 and is otherwise subject to substantially similar terms of his current contract. The Company also intends to grant to Mr. Sheridan nonstatutory stock options to purchase 225,000 shares of Common Stock which vest ratably over three years.

        Under his current contract, Mr. Sheridan is eligible to receive an annual bonus of up to $270,000 in each contract year, based on his accomplishment of goals established by the Compensation Committee. In fiscal 2000, Mr. Sheridan received a bonus of $172,500. In fiscal 2001, he waived his entitlement to a bonus and no bonus has been awarded to him for fiscal 2002. In addition, in October 1999 the Company granted Mr. Sheridan options to purchase 225,000 shares of the Company's Common Stock at an exercise price of $7.44 per share, the fair market value of the Company's Common Stock on the date of grant. The options become exercisable at the rate of 75,000 options per year on the first three anniversaries of the grant.

        Mr. Sheridan recognized no income upon the issuance of the options. When the options are exercised, Mr. Sheridan will recognize ordinary income in an amount equal to the difference between the fair market value of the Common Stock received upon the exercise of the option and the amount paid for the Common Stock. At that time, the Company will be allowed a deduction equal to the amount recognized as ordinary income by Mr. Sheridan. The options provide that to the extent that the exercise of an option would give rise to compensation expense that the Company reasonably expects will not be deductible for tax purposes in any given taxable year pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, the number of shares as to which the options may be exercised during that taxable year shall be limited.

        Under his initial employment contract, Mr. Sheridan purchased 160,000 shares of the Company's Common Stock payable by promissory note. The note was due on the earlier of September 15, 2003 or the termination of Mr. Sheridan's employment. The note was repaid in full by Mr. Sheridan in December 2001.

        Mr. Sheridan is entitled to receive the same benefits as other senior executives of the Company, as well as to the use of a car.

        In the event that Mr. Sheridan's employment with the Company is terminated without "Cause," or by him for "Good Reason" (as defined in the employment contract), he will receive an amount equal to twelve months pay at his then annual base salary and any previously earned, but unpaid bonuses. In the event that Mr. Sheridan's employment with the Company is terminated for "Cause", or by him other than for "Good Reason" (as defined in the employment contract), or by his death or disability, he will not be entitled to receive any salary beyond the date of termination, and he will only be entitled to receive previously earned and unpaid bonuses if the termination is caused by death or disability.

        Dr. Callerame, Mr. Foose, Mr. Mastronardi, Mr. Lewis and certain other executive officers who are not named executive officers under the Summary Compensation Table have agreements with the Company granting each of them severance payments equal to one year's salary if they are terminated in connection with a change in control of the Company as defined in the agreement. Each agreement also provides that if the executive is terminated for any reason other than for "Cause" as defined in the agreement, he will be entitled to receive an amount equal to at least six months salary.

/
/    The following tables provide information concerning the grant of options in Fiscal Year 2002 to Executive Officers named in the Summary Compensation Table and options exercised by those officers.

OPTION GRANTS IN THE LAST FISCAL YEAR

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($) (2)
	Individual Grants (1)
		% of Total Options Granted to All Employees
	Options Granted		Exercise Price ($)	Expiration Date
					5%/year	10%/year
Joseph Callerame	20,000	4.13%	$11.35	9/20/2011	$142,759	$361,780
Ralph G. Foose	40,000	8.26%	12.50	2/11/2012	314,477	796,871

(1)
Mr. Sheridan, Mr. Lewis, and Mr. Mastronardi received no option grants in fiscal 2002.

(2)
The 5% and 10% assumed rates of annual compounded stock price appreciation are set forth in the rules of the SEC and do not represent the Company's estimate or projection of future Common Stock prices.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

			Number of Unexercised Options at Fiscal Year End— March 31, 2001 (#)		Value of Unexercised In-The- Money Options at Fiscal Year End— March 31, 2001 ($)(1)
	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Ralph S. Sheridan	62,000	$1,156,241	433,000	75,000	$4,498,000	$558,000
Joseph Callerame	3,000	27,895	47,000	20,000	634,500	227,000
Ralph G. Foose	10,000	158,500	27,500	52,500	206,250	593,750
Edwin Lewis	—	—	36,667	13,333	237,919	93,331
Richard Mastronardi	10,000	121,220	5,000	15,000	29,375	88,125

(1)
Based upon the $15.14 closing price of the Company's Common Stock as reported on the American Stock Exchange on March 28, 2002 minus the respective option exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION

        During the fiscal year ended March 31, 2002, the Company's Compensation Committee consisted of Mr. Carl Vogt and General William E. Odom. No reportable relationship existed with respect to any member of the Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors (consisting of the two outside Directors whose names appear below this Report) has sole responsibility for compensation issues relating to the Chief Executive Officer. Compensation practices and policies for the other executive officers are set by the Chief Executive Officer with the advice of the Compensation Committee.

        The Compensation Committee has formulated an approach to all executive compensation that emphasizes the establishment of goals and objectives for each executive and for the Company as a whole and ties a substantial portion of executive compensation to the performance of the executive and the Company with respect to these goals and objectives. Base compensation for executive officers (and many other Company employees) is established on the basis of an analysis of salaries received by comparable employees of high-tech and manufacturing companies in the Greater Boston area, company financial results and prospects, and individual contributions relative to the job description and past performance of each officer.

        In line with this approach, the Company entered into a new employment agreement with its President and Chief Executive Officer, Mr. Ralph S. Sheridan, in 1999 (effective as of September 1999) which expires in September 2002. This Agreement was based, in part, on an independent consultant's analysis of compensation arrangements for chief executives of comparable companies, and was also based on a careful review of the most important goals and objectives for the Company. The Agreement provides for annual cash compensation of $270,000, subject to annual adjustment in the Committee's discretion, plus annual incentive bonuses of up to $270,000 tied to specific, agreed upon performance criteria. In addition, in order to provide for long-term incentives, the Company has issued to Mr. Sheridan nonstatutory stock options to purchase 225,000 shares of Common Stock which vest ratably over three years. Mr. Sheridan waived his bonus entitlement for fiscal 2001 and no bonus has been awarded to him for fiscal 2002. In July 2002, the Company entered into an employment agreement with Mr. Sheridan to become effective in September 2002 upon expiration of his current employment agreement. This new contract provides for annual cash compensation of $300,000 and is otherwise subject to substantially similar terms of his current contract. In addition, in order to provide for long-term incentives, upon effectiveness of the new agreement, the Company intends to grant to Mr. Sheridan nonstatutory stock options to purchase 225,000 shares of Common Stock which vest ratably over three years.

        Mr. Sheridan's compensation is considered to be in line with most of his counterparts in comparable companies within the industry. Mr. Sheridan is instrumental in managing the Company's near-term growth, and in formulating and implementing the Company's long-term objectives. The Compensation Committee believes Mr. Sheridan has managed the Company favorably in a rapidly changing and competitive business climate.

        In the spring of 1994, the Company implemented an incentive compensation program for all executives who report directly to the Office of the President. Under this policy, these executives receive a specified portion of their total compensation (ranging from 10% to 50%) based upon two factors: their completion of agreed upon goals and objectives, and the performance of the entire Company.

Report Submitted By: William Odom and Carl Vogt.

STOCK PERFORMANCE CHART

        The following chart graphs the performance of the cumulative total return to shareholders (stock price appreciation plus dividends) during the previous five years in comparison to the returns of the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's 500 Information Technology Composite Stock Price Index.

Total Return to Shareholders
(Dividends reinvested monthly)

Note:	Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year (and reinvestment of dividends) in the Company's Common Stock, Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's 500 Information Technology Composite Stock Price Index.

PROPOSAL NO. 2

APPROVAL OF 2002 COMBINATION STOCK OPTION PLAN

        The Board of Directors has adopted the American Science and Engineering, Inc. 2002 Combination Stock Option Plan (the "2002 Plan" or the "Plan"), subject to stockholder approval. The 2002 Plan is intended to provide long-term incentives and rewards to the employees of the Company and its subsidiaries and other persons who are in a position to contribute to the long-term success and growth of the Company and its subsidiaries, to assist the Company in retaining and attracting executives and employees with requisite experience and ability and to associate more closely the interests of such executives and employees with those of the Company's stockholders. The following is a summary of certain material features of the 2002 Plan and is qualified in its entirety by reference to the full text of the 2002 Plan, which is set forth as Appendix B to this Proxy Statement.

        2002 Plan.    The 2002 Plan permits the grant of both incentive stock options ("incentive stock options") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as it may be amended from time to time (the "Code"), and other stock options which are not qualified as incentive stock options ("nonqualified stock options"). Incentive stock options may only be granted to employees of the Company at the time of grant. Nonqualified stock options may be granted to employees and other eligible persons selected by the committee designated by the Board of Directors to administer the 2002 Plan.

        Stock Available for Options.    Up to 340,000 shares of Common Stock may be issued under the 2002 Plan, subject to adjustment for any recapitalization, reclassification, stock split, stock combination, stock dividend or certain other corporate reorganizations. Shares to be delivered under the 2002 Plan may be either authorized but unissued shares of Common Stock or treasury shares. Shares subject to options that cease to be exercisable for any reason will be available for subsequent stock option grants under the 2002 Plan.

        Administration.    The 2002 Plan will be administered by a committee designated by the Board of Directors of the Company, which shall consist, at the discretion of the Board of Directors, of either two or more non-employee directors designated by the Board of Directors or all of the members of the Board of Directors. Subject to the terms of the 2002 Plan, the committee selects persons to whom options are granted, the exercise price for options, the number of shares covered by any option, the term of any option, any restrictions on, or conditions or other terms of any options, the time during which any option is exercisable and the vesting of any option, provided that all options shall be fully vested within nine years of the date granted. The committee also has the authority to adopt rules and make other determinations with respect to the administration of the 2002 Plan.

        Eligibility.    Under the 2002 Plan, options may be granted to executives and employees of the Company and to other persons who are in a position to contribute to the long-term success and growth of the Company and its subsidiaries. Currently, there are approximately 310 executives and employees eligible to participate in the 2002 Plan.

        Exercise Price.    Under the 2002 Plan, the committee has the authority to grant nonqualified stock options at any price not less than the par value ($.66 2/3 per share) of the Common Stock. The purchase price per share of Common Stock subject to an incentive stock option under the 2002 Plan may not be less than the fair market value of a share of Common Stock on the date of grant, or, in the case of persons owning Common Stock possessing ten percent or more of the voting power of all outstanding capital stock of the Company on the date of grant, not less than 110% of the fair market value of the Common Stock on the date of grant. The purchase price of shares of Common Stock issuable upon exercise of any options may not be changed, amended or repriced after the option is granted.

        Limitation on Incentive Stock Options.    To the extent that the aggregate fair market value of Common Stock (measured at the time of grant) with respect to which incentive stock options are first exercisable during any calendar year under the 2002 Plan and any other plan of the Company providing for incentive stock options exceeds $100,000, such incentive stock options shall be treated as nonqualified options.

        Exercise of Options.    Options granted under the 2002 Plan may not be exercised more than ten years from the date of grant, and in the case of incentive stock options issued to persons owning Common Stock possessing ten percent or more of the voting power of all outstanding capital stock of the Company on the date of grant, more than five years from the date of grant. The exercise price of options granted under the 2002 Plan may be paid in cash, by delivery of shares of Common Stock (valued at their fair market value on the date of exercise), by delivery of any other property (valued at its fair market value on the date of exercise), by a combination of cash, shares of Common Stock and other property, or by exercise of the option on a net issuance basis (a "cashless exercise"), as the committee, in its discretion, may permit.

        Rights in the Event of Termination or Death.    Incentive stock options granted under the 2002 Plan may not be exercised beyond three months after the option holder ceases to be an employee of the Company, except that exercise is permitted for up to one year after termination of employment by reason of death or permanent and total disability. In no event may an incentive stock option be exercisable (including provisions, if any, for exercise in installments) subsequent to ten years after the date of grant, or, in the case of persons owning Common Stock possessing ten percent or more of the voting power of all outstanding capital stock of the Company on the date of grant, more than five years after the date of grant.

        Amendment or Termination of the 2002 Plan.    The 2002 Plan may be amended, suspended or terminated at any time by the Board of Directors, provided that no amendment may be made without stockholder approval if such approval is necessary under the Internal Revenue Code, any applicable rules and regulations of the Securities and Exchange Commission, or the rules and regulations of the American Stock Exchange or any other exchange or stock market on which the Company's securities are listed or quoted.

        Duration of the 2002 Plan.    Options under the 2002 Plan may not be granted after August 6, 2012.

        Federal Tax Consequences.    The following general discussion of the Federal income tax consequences of the issuance and exercise of options granted under the 2002 Plan is based upon the provisions of the Internal Revenue Code of 1986, as amended and as in effect on the date of this proxy statement (the "Code"), current regulations thereunder, and existing administrative rulings of the Internal Revenue Service. It is not intended to be a complete discussion of all of the Federal income tax consequences of the 2002 Plan or of the requirements that must be met in order to qualify for the described tax treatment. Changes in the law and regulations may modify the discussion, and in some cases the changes may be retroactive. No information is provided as to state tax laws. The 2002 Plan is not qualified under Section 401 of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

        Incentive Stock Options under the 2002 Plan.    An option holder will not realize taxable income upon the grant or exercise of an incentive stock option under the 2002 Plan. If the option holder does not dispose of shares issued upon exercise of an incentive stock option within two years from the date of grant or within one year from the date of exercise, then, upon the sale of such shares, any amount realized in excess of the exercise price is taxed to the option holder as long-term capital gain, and any loss sustained will be a long-term capital loss. No deduction would be allowed to the Company for Federal income tax purposes. The exercise of incentive stock options gives rise to an adjustment in computing alternative minimum taxable income that may result in alternative minimum tax liability for the option holder. If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of before the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), the option holder would realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the exercise price thereof, and the Company would be entitled to deduct such amount. Any further gain realized would be taxed as a short-term or long-term capital gain and would not result in any deduction to the Company. A disqualifying disposition in the year of exercise will generally avoid the alternative minimum tax consequences of the exercise of an incentive stock option.

        Nonqualified Stock Options Under the 2002 Plan.    No income is realized by the option holder at the time a nonqualified option is granted. Upon exercise, the option holder realizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company is entitled to a tax deduction for the same amount. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as a short-term or long-term capital gain or loss and will not result in any deduction for the Company.

        Cashless Exercise.    An option holder who pays the option exercise price, in whole or in part, by delivering shares of Common Stock already owned by him or her will generally recognize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above. As noted above, if shares received on the exercise of an incentive stock option (the "incentive stock option shares") are used to pay the exercise price of another option within the time periods that apply to a disqualifying disposition for the incentive stock option shares, then the rules for disqualifying dispositions, described above, will apply. To the extent the shares acquired upon exercise are equal in number to the shares surrendered, the basis and holding period of the shares received will be equal to the basis and holding period of the shares surrendered, plus the income, if any, recognized in the case of any applicable disqualifying disposition. The basis of the shares received in excess of the shares surrendered upon exercise will be equal to the fair market value of the shares on the date of exercise, and the holding period for the shares received will commence on that date.

        Required Vote.    The affirmative vote of a majority of the holders of Common Stock present in person or by proxy at the Meeting is required for adoption of this Proposal No. 2.

The Board of Directors recommends a vote FOR this Proposal No. 2.

Equity Compensation Plan Information

        The following table provides the information about the Company's Common Stock that may be issued upon the exercise of options and rights under all existing equity compensation plans as of March 31, 2002, the Company has the following stock option plans outstanding as of March 31, 2002: 1993, 1994-1995 and 1996 Stock Option Plan for Non-employee Directors; two CEO Employment Agreement Plans; 1995 Combination Plan; 1997 and 1998 Non-Qualified Option Plan; 1994-95 Stock Option Plan for New Employees, a 1999 Combination Plan, and a 2000 Combination Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of March 31, 2002		Weighted-average exercise price of outstanding options, warrants and rights			Number of securities remaining available for future issuance under equity compensation plans as of March 31, 2002 (excluding securities reflected in column (a))
	(a)		(b)			(c)
Equity compensation plans approved by security holders	171,050 398,800 297,458	(1) (2) (3)	$ $ $	9.33 7.72 9.77	(1) (2) (3)	26,766 113,433 44,683	(1) (2) (3)
Equity compensation plans not approved by security holders	10,000 32,000 47,150 126,000 167,200 206,999 283,000	(4) (5) (6) (7) (8) (9) (10)	$ $ $ $ $ $ $	6.38 7.25 6.19 10.35 9.28 10.42 11.95	(4) (5) (6) (7) (8) (9) (10)	— — — 95,833 4,550 32,350 10,000	(4) (5) (6) (7) (8) (9) (10)

Total	1,739,657			$9.50		327,615

(1)
1995 Combination Plan.

(2)
1999 Combination Plan.

(3)
2000 Combination Plan.

(4)
1993 Plan for New Non-Employee Directors. The 1993 Plan for New Non-Employee Directors provides for the grant of non-qualified stock options to certain directors specifically named by the Board of Directors via resolution. The exercise price of the options was set at $6.5375 per share.

(5)
1994-1995 Plan for New Employees. The 1994-1995 Plan for New Employees provides for the grant of non-qualified stock options to certain individuals specifically named by the Board of Directors via resolution. The exercise price of the options was set at the closing price of the Company's stock on the American Stock Exchange on the date of grant.

(6)
1994-1995 Plan for Non-Employee Directors. The 1994-1995 Plan for Non-Employee Directors provides for the grant of non-qualified stock options to current non-employee directors named in the plan. The exercise price of the options was set at the average price of the Company's stock on the American Stock Exchange on the date of grant. The plan provides for option grants to each director annually on the date of the Stockholder Meeting provided he/she was re-elected. The options are exercisable upon the later of (i) the tenth anniversary of the date of grant or (ii) the optionholder's 65th birthday.

(7)
1996 Plan for Non-Employee Directors. The 1996 Plan for Non-Employee Directors provides for the grant of non-qualified stock options to non-employee directors. There are a total of 300,000 shares of Common Stock that may be issued and sold under the plan. As compensation for services of the directors, the plan provides for the grant of options to each non-employee director annually on the date of the Stockholder Meeting. Additionally, each non-employee director is to receive a specified number of shares annually on January 10th. Upon initial appointment (if prior to the Annual Meeting) the director is to receive a prorated amount of options and shares. The options are exercisable one year after the date of grant and no later than ten years following the date of grant. The options become fully exercisable upon a change in control as defined by the plan.

(8)
1997 Non-Qualified Option Plan. The 1997 Non-Qualified Stock Option Plan provides for the grant of non-qualified stock options to employees of the Company and its subsidiaries. There are a total of 200,000 shares of Common Stock that may be issued and sold under the plan. The plan is administered by the Board of Directors or its committee that determines the participants, establishes the terms of the stock options including amount, exercise price, and restrictions on transfer.

(9)
1998 Non-Qualified Option Plan. The 1998 Non-Qualified Stock Option Plan provides for the grant of non-qualified stock options to employees of the Company and its subsidiaries. There are a total of 300,000 shares of Common Stock that may be issued and sold under the plan. The plan is administered by the Board of Directors or its committee that determines the participants, establishes the terms of the stock options including amount, exercise price, and restrictions on transfer.

(10)
1996 and 1999 Employment Agreements between the Company and the Chief Executive Officer. Pursuant to these agreements, the non-qualified stock options granted to the Chief Executive Officer vest over a three year period from date of grant. The exercise price is set at the fair market value on the date of the agreements. The options expire ten years from the date of the agreement.

        In addition, the Company has a common stock installment purchase plan under which the Board of Directors may grant key personnel the right to purchase shares of the Company's Common Stock at fair market value and to pay the purchase price in twelve equal monthly installments. As of March 31, 2002, no shares have been reserved or granted under this plan.

        The Company has instituted two common stock purchase plans. The Executive Equity Incentive Plan allows an executive officer of the Company to buy original issue Company Common Stock in any dollar amount up to the gross amount of the annual bonus granted to the Officer and to receive half the number of shares purchased in restricted stock which vests after 3 years. If the employee leaves the Company prior to 3 years then the shares revert back to the Company. As of both March 31, 2002 and 2001, 2,251 shares have been reserved and restricted under this plan. The Reload Option Plan allows any eligible employee designated by the Board of Directors to receive new stock options (at an exercise price equal to the fair market value of the common stock on the date of sale of the stock) for every share of Company Common Stock sold or used to exercise stock options.

INDEPENDENT PUBLIC ACCOUNTANTS

        During fiscal 2002, we retained Arthur Andersen LLP ("Andersen") to provide audit and other services for the fiscal year ended March 31, 2002. In July 2002, however, based on a recommendation by our Audit Committee, we dismissed Andersen and engaged PricewaterhouseCoopers LLP ("PWC") to provide audit and to provide other related services for the fiscal year ended March 31, 2003.

        None of the audit reports of Andersen on the Company's consolidated financial statements as of and for the fiscal years ended March 31, 2001 and 2002 contained an adverse opinion or a disclaimer of opinion, nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles.

        During the two most recent fiscal years ended March 31, 2001 and 2002, there were no disagreements between the Company and Andersen, of the type described in Item 304 of Regulation S-K, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports, and there were no reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

        During the two most recent fiscal years ended March 31, 2001 and 2002, the Company did not consult with PWC regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K. After using reasonable efforts, the Company was unable to obtain the letter from Andersen required under Item 304(a)(3) of Regulation S-K. As such, pursuant to Item 304T of Regulation S-K, compliance with Item 304(a)(3) of Regulation S-K was not required.

        There will be no representatives of Andersen present at the meeting. A representative of PWC will be at the Meeting and will be given an opportunity to make a statement, if so desired. The representative will be available to respond to appropriate questions.

FISCAL 2002 AUDIT FIRM FEE SUMMARY

Audit Fees

        Andersen billed us an aggregate of approximately $138,000 in fees for professional services rendered in connection with the audit of our financial statements for the fiscal year ended March 31, 2002 and the reviews of the financial statements included in each of our quarterly reports on Form 10-Q during the fiscal year ended March 31, 2002.

Financial Information Systems Design and Implementation Fees

        There were no professional services rendered by Andersen for the fiscal year ended March 31, 2002 relating to financial information systems design and implementation.

All Other Fees

        Andersen billed us an aggregate of approximately $207,000 in fees for professional services rendered during the fiscal year ended March 31, 2002, which are not described above. Approximately $100,000 of these fees relate to an expert review prepared by Andersen in connection with the Heimann litigation which was settled in December 2001. The remainder of the fees were primarily related to recurring tax return review and tax advisory and consultation services.

        We have not yet received any bills from PWC for fiscal 2002 with regard to any services as they were engaged after the fiscal year end.

        The Audit Committee has considered whether the provision of non-audit services by Andersen is compatible with maintaining auditor independence and has determined that such independence has been maintained.

OTHER MATTERS

Voting

        The votes of the stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of elections appointed by the Company. The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Meeting. Directors are elected by a plurality of the affirmative votes cast. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Meeting and entitled to vote is required for the approval of Proposal No. 2, the 2002 Combination Stock Option Plan. Abstentions will have no effect on the outcome of a vote for the election of directors, but will have the effect of being cast against Proposal No. 2, even though the stockholder so abstaining intends a different interpretation. Shares of Common Stock held of record by brokers who do not return a signed and dated proxy will not be considered present at the Meeting, will not be counted towards a quorum, and will not be voted on any matters. Shares of Common Stock held of record by brokers who return a signed and dated proxy but fail to vote (a "broker non-vote") on the election of directors or any of the other proposals will count towards the quorum, but will have no effect on the proposals not voted.

Proxies; Revocation of Proxies

        All proxies solicited by the Board of Directors of the Company that are properly executed and returned, but which are not expressly voted, will be voted at the Meeting in accordance with the recommendation of the Board of Directors of the Company, unless such proxies are revoked prior to the Meeting. A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or may be revoked in person at the Meeting at any time prior to the voting thereof. Attendance at the Meeting will not, by itself, revoke a proxy.

Solicitation

        All costs of this solicitation will be paid by the Company. The Company has engage D.F. King to aid in the solicitation of proxies from stockholders, banks and other institutional nominees. The fees and expenses of such solicitation are not expected to exceed $7,000. Brokerage firms, nominees, fiduciaries and other custodians have been requested to forward proxy solicitation materials to the beneficial owners of shares of Common Stock of the Company held of record by such persons, and the Company will reimburse such brokerage firms, nominees, fiduciaries and other custodians for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition to solicitation of proxies by mail, directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies from stockholders of the Company by telephone, telegram, in person or by other means.

Stockholder Proposals for 2003 Annual Meeting

        Proposals which stockholders intend to present at the Company's 2003 Annual Meeting of Stockholders and wish to have included in the Company's proxy materials pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company no later than April 23, 2003.

        Stockholders who wish to make a proposal at the Company's 2003 Annual Meeting—other than one that will be included in the Company's proxy materials—should notify the Company no later than July 6, 2003. If a proponent who wishes to present such a proposal at the 2003 Annual Meeting fails to notify the Company by this date, the proxies solicited by the Board of Directors, with respect to such Meeting, may grant discretionary authority to the proxies named therein, to vote with respect to such matter if such matter is properly brought before the Meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary authority under circumstances consistent with the proxy rules of the Securities and Exchange Commission. The Company suggests that proposals be submitted by Certified Mail, Return Receipt Requested.

Section 16(a) Beneficial Ownership Reporting Compliance

        Under the securities law of the United States, the Company's executive officers, directors and any persons holding greater than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the SEC. Executive officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all such reports. Based solely on the Company's review of the copies of such reports it has received, the Company believes that all of its directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them during the Company's fiscal year ended March 31, 2002, except as follows: (i) an initial report of ownership for Reed O. Clark was filed late.

Incorporation by Reference

        To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled Compensation Committee Report on Executive Compensation, Audit Committee Report and Stock Performance Chart shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

Other Proposed Action

        The Board of Directors knows of no other matters that are to be presented at the Meeting. If, however, any other business should properly come before the Meeting, the persons named in the enclosed proxy intend to vote such proxy upon such matters in accordance with their best judgment.

                      By Order of the Board of Directors

                      Edwin L. Lewis
                      Clerk

Appendix A    Audit Committee Charter
Appendix B    2002 Combination Stock Option Plan

Appendix A

AMERICAN SCIENCE AND ENGINEERING, INC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER
JUNE 8, 2000

I.    MISSION OF COMMITTEE

        The primary mission of the Audit Committee (the "Committee") of the Board of Directors ("Board") of American Science and Engineering, Inc. (the "Company") is to provide oversight of the accounting functions, internal controls and audit processes of the Company and its subsidiaries and the Company's financial statements. The Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company's independent auditors.

II.    MEMBERSHIP AND INDEPENDENCE OF COMMITTEE

        The Committee shall consist of not less than three independent members, who shall be appointed by the Board. The Board shall select one member of the Committee to serve as the Chairman. Each member of the Committee shall be a person who qualifies for membership under the then-current listing requirements of the self-regulatory agency on which the Company's common stock is traded. Currently, these requirements provide that members of the Committee must be able to read and understand fundamental financial statements or will become able to do so within a reasonable period of time after his or her appointment to the Committee and at least one member of the Committee shall have accounting or related financial management experience. No member of the Committee shall be employed or otherwise affiliated with the Company's independent auditors.

        If a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the Committee Chairman, and in the case where the Committee Chairman faces a potential or actual conflict of interest, the Committee Chairman shall advise the Chairman of the Board. In the event that the Committee Chairman, or the Chairman of the Board, concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as a Committee member until the matter raising the conflict is resolved.

III.    GENERAL RESPONSIBILITIES OF COMMITTEE

A.
The Committee will meet at least two (2) times each year. The Committee chairman is authorized to convene a Committee meeting whenever he or she deems it necessary. A Committee member should not vote on any matter in which he or she is not independent. The Committee may ask members of management or others to attend the meeting and is authorized to obtain all pertinent information from management.

B.
The Committee will report Committee actions to the Board.

C.
The Committee will provide an open avenue of communication between the independent auditor and the Board.

D.
The Committee will review and evaluate the Company's risk management policies in light of the Company's business strategy, capital strength, and overall risk tolerance.

E.
The Committee will comply with all applicable laws, the Company's charter and its bylaws.

F.
The Committee will review this Charter annually and assess its adequacy.

A-1

G.
The Committee's function is one of oversight and review, and it is not expected to audit the Company, to define the scope of the audit, to control the Company's accounting practices, or to define the standards to be used in preparation of the Company's financial statements.

IV.    RESPONSIBILITY FOR ENGAGING INDEPENDENT AUDITORS; INDEPENDENCE OF AUDITORS

        A. The Committee will recommend to the Board of Directors the accounting firm to be engaged by the Company as its independent auditors and review terms of engagement and compensation.

        B. The Committee will confirm that the Company's independent auditors are accountable to the Board and the Committee.

        C. The Committee will ensure that the independent auditors deliver to the Committee a formal written statement delineating all relationships between the independent auditors and the company, as required by Independence Standards Board Standard No. 1. The Committee also will actively discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and in response to the independent auditor's disclosure take, or recommend that the Board take, appropriate action to ensure/oversee the independent auditor's independence.

V.    RESPONSIBILITIES FOR REVIEWING THE ANNUAL EXTERNAL AUDIT PLAN, THE RESULTS OF THE AUDIT AND THE QUARTERLY AND ANNUAL FINANCIAL STATEMENTS.

A.
The Committee will review with the independent auditors the plan and scope of their audit, its status during the year, the results when completed, the required communications under Statements of Auditing Standards No. 61, their report opinion and any recommendations they may have for improving or changing the audit and the control environment, as well as management's response thereto.

B.
The Committee will review the following with the independent auditor:

1.
The adequacy of the Company's internal controls, including information system controls and security.

2.
Significant findings and recommendations made by the independent auditor, together with management's responses.

3.
Significant changes in accounting principles and financial statements proposed by the independent auditors.

C.
Shortly after the annual audit of the Company's financial statements is complete, the Committee will review the following with management and the independent auditor:

1.
The Company's annual financial statements and footnotes.

2.
The independent auditor's audit of and report on the financial statements.

3.
The auditor's qualitative judgments about the appropriateness of Company's methods of accounting and financial disclosures and the level of conservatism of the accounting methods.

4.
Any significant disputes with management during the course of the audit.

D.
The Committee will review, prior to publication, the Company's filing on Form 10-K.

E.
The Committee will review the Company's interim financial statements with management and the independent auditor before such reports are released to the public or filed with the Securities and Exchange Commission or other regulators.

VI.    COMMITTEE REPORT TO STOCKHOLDERS

A.
The Committee will report to stockholders in Company's proxy statement for its annual meeting whether the Committee has satisfied its responsibilities under this Charter, which report shall be in compliance with Rule 306 of Regulation S-K, as amended from time to time.

A-2

Appendix B

AMERICAN SCIENCE AND ENGINEERING, INC.
2002 COMBINATION STOCK OPTION PLAN

SECTION I.    PURPOSE OF THE PLAN.

        The purposes of this American Science and Engineering, Inc. 2002 Combination Stock Option Plan (the "2002 Plan") are (i) to provide long-term incentives and rewards to those employees (the "Employee Participants") of American Science and Engineering, Inc. (the "Corporation") and its subsidiaries (if any), and any other persons who are not directors of the Corporation (the "Non-employee Participants") who are in a position to contribute to the long-term success and growth of the Corporation and its subsidiaries, (ii) to assist the Corporation in retaining and attracting executives and employees with requisite experience and ability, and (iii) to associate more closely the interests of such executives and employees with those of the Corporation's stockholders.

SECTION II.    DEFINITIONS.

        "CODE" is the Internal Revenue Code of 1986, as amended from time to time.

        "COMMON STOCK" is the $.66 2/3 par value common stock of the Corporation.

        "COMMITTEE" is defined in Section III, paragraph (a).

        "CORPORATION" is defined in Section I.

        "CORPORATION ISOs" are all the stock options (including the 2002 Plan ISOs) which (i) are Incentive Stock Options and (ii) are granted under any plans (including this 2002 Plan) of the Corporation, a Parent Corporation and/or a Subsidiary Corporation.

        "EMPLOYEE PARTICIPANTS" is defined in Section I.

        "FAIR MARKET VALUE" of any property is the value of the property as reasonably determined by the Committee.

        "INCENTIVE STOCK OPTION" is a stock option that is treated as an incentive stock option under Section 422 of the Code.

        "1934 ACT" means the Securities Exchange Act of 1934, as amended, or any similar or successor statute, and any rules, regulations, or policies adopted or applied thereunder.

        "2002 PLAN" is defined in Section I.

        "2002 PLAN ISOs" are Stock Options which are Incentive Stock Options.

        "NON-EMPLOYEE PARTICIPANTS" is defined in Section I.

        "NON-QUALIFIED OPTION" is a Stock Option which does not qualify as an Incentive Stock Option or for which the Committee provides, in the terms of such option and at the time such option is granted, that the option shall not be treated as an Incentive Stock Option.

        "PARENT CORPORATION" has the meaning provided in Section 424(e) of the Code.

        "PARTICIPANTS" are all persons who are either Employee Participants or Non-employee Participants.

        "PERMANENT AND TOTAL DISABILITY" has the meaning provided in Section 22(e)(3) of the Code.

        "RULE 16b-3" means Securities and Exchange Commission Rule 16b-3 under the 1934 Act.

        "SECTION 16" means Section 16 of the 1934 Act, or any similar or successor statute, and any rules, regulations, or policies adopted or applied thereunder.

        "STOCK OPTIONS" are rights granted pursuant to this 2002 Plan to purchase shares of Common Stock at a fixed price.

        "STOCKHOLDER APPROVAL" means the affirmative vote of at least a majority of the shares of Common Stock present and entitled to vote at a duly held meeting of the stockholders of the Corporation, unless a greater vote is required by state law or Section 16, if applicable to the Corporation, in which case such greater requirement shall apply. Stockholder approval may be obtained by written consent or other means, to the extent permitted by applicable state law.

        "SUBSIDIARY CORPORATION" has the meaning provided in Section 424(f) of the Code.

        "TEN PERCENT STOCKHOLDER" means, with respect to a 2002 Plan ISO, any individual who directly of indirectly owns capital stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Corporation or any Parent Corporation or any Subsidiary Corporation at the time such 2002 Plan ISO is granted.

SECTION III.    ADMINISTRATION.

  (a)
  THE COMMITTEE. This 2002 Plan shall be administered by the Board of Directors or by a compensation committee consisting solely of two or more "non-employee directors", as defined in Rule 16b-3, who shall be designated by the Board of Directors of the Corporation (the administering body is hereafter referred to as the "Committee"). The Committee shall serve at the pleasure of the Board of Directors, which may from time to time, and in its sole discretion, discharge any member, appoint additional new members in substitution for those previously appointed and/or fill vacancies however caused. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. No person shall be eligible to be a member of the Committee if that person's membership would prevent the plan from complying with Rule 16b-3, if applicable to the Corporation.
  (b)
  AUTHORITY AND DISCRETION OF THE COMMITTEE. Subject to the express provisions of this 2002 Plan and provided that all actions taken shall be consistent with the purposes of this 2002 Plan, and subject to ratification by the Board of Directors only if required by applicable law, the Committee shall have full and complete authority and the sole discretion to: (i) determine those persons who shall constitute employees eligible to be Employee Participants; (ii) select the Participants to whom Stock Options shall be granted under this 2002 Plan; (iii) determine the number and the form of the Stock Options, if any, to be granted to any Participant; (iv) determine the time or times such Stock Options shall be granted including the grant of Stock Options in connection with other awards made, or compensation paid, to the Participant; (v) establish the terms and conditions upon which such Stock Options may be exercised and/or transferred, including the exercise of Stock Options in connection with other awards made, or compensation paid, to the Participant; (vi) make or alter any restrictions and conditions upon such Stock Options and the Common Stock received on exercise thereof, including, but not limited to, providing for limitations on the Participant's right to keep any Common Stock received on termination of employment; (vii) determine whether the Participant or the Corporation has achieved any goals or otherwise satisfied any conditions or requirements that may be imposed on or related to the exercise of Stock Options; and (viii) adopt such rules and regulations, establish, define and/or interpret these and any other terms and conditions, and make all determinations (which may be on a case-by-case basis) deemed necessary or desirable for the administration of this 2002 Plan. Notwithstanding any provision of this 2002 Plan to the contrary, only Employee Participants shall be eligible to receive 2002 Plan ISOs.
  (c)
  APPLICABLE LAW. This 2002 Plan and all Stock Options shall be governed by the law of the state in which the Corporation is incorporated.

SECTION IV.    TERMS OF STOCK OPTIONS.

  (a)
  AGREEMENTS. Stock Options shall be evidenced by a written agreement between the Corporation and the Participant awarded the Stock Option. This agreement shall be in such form, and contain such terms and conditions (not inconsistent with this 2002 Plan) as the Committee may determine. If the Stock Option described therein is not intended to be an Incentive Stock Option, but otherwise qualifies as an Incentive Stock Option, the agreement shall include the following or a similar statement: "This stock option is not intended to be an Incentive Stock Option, as that term is described in Section 422 of the Internal Revenue Code of 1986, as amended."
  (b)
  TERM. Stock Options shall be for such periods as may be determined by the Committee, provided that in the case of 2002 Plan ISOs, the term of any such 2002 Plan ISO shall not extend beyond three months after the time the Participant ceases to be an employee of the Corporation. Notwithstanding the foregoing, the Committee may provide in a 2002 Plan ISO that in the event of the Permanent and Total Disability or death of the Participant, the 2002 Plan ISO may be exercised by the Participant or his estate (if applicable) for a period of up to one year after the date of such Permanent and Total Disability or death. In no event may Stock Options be exercisable (including provisions, if any, for exercise in installments) subsequent to ten years after the date of grant, or, in the case of 2002 Plan ISOs granted to Ten Percent Stockholders, more than five years after the date of grant.
  (c)
  PURCHASE PRICE. The purchase price of shares purchased pursuant to any Stock Option shall be determined by the Committee, and shall be paid by the Participant or other person permitted to exercise the Stock Option in full upon exercise, (i) in cash, (ii) by delivery of shares of Common Stock (valued at their Fair Market Value on the date of such exercise), (iii) any other property (valued at its Fair Market Value on the date of such exercise), (iv) any combination of cash, stock and other property, or (v) by way of cashless exercise and the netting of the number of shares of Common Stock subject to the Stock Option having an aggregate Fair Market Value equal to the purchase price, with any payment made pursuant to subparagraphs (ii), (iii), (iv) or (v) only as permitted by the Committee, in its sole discretion. In no event will the purchase price of Common Stock be less than the par value of the Common Stock. Furthermore, the purchase price of Common Stock subject to a 2002 Plan ISO shall not be less than the Fair Market Value of the Common Stock on the date of the issuance of the 2002 Plan ISO, provided that in the case of 2002 Plan ISOs granted to Ten Percent Stockholders, the purchase price shall not be less than 110% of the Fair Market Value of the Common Stock on the date of issuance of the 2002 Plan ISO. Subject to the specific exceptions relating to mergers, consolidations, reorganizations, recapitalizations, stock dividends, stock splits or other changes in corporate structure set forth in Section V below, the purchase price of shares of Common Stock issuable upon exercise of any Stock Option may not be changed or amended after a Stock Option is granted to a Participant.
  (d)
  FURTHER RESTRICTIONS AS TO INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value of Common Stock with respect to which the Corporation ISOs (determined without regard to this section) are exercisable for the first time by any Employee Participant during any calendar year exceeds $100,000, such Corporation ISOs shall be treated as options which are not Incentive Stock Options. For the purpose of this limitation, options shall be taken into account in the order granted, and the Committee may designate that portion of any Corporation ISO that shall be treated as not an Incentive Stock Option in the event that the provisions of this paragraph apply to a portion of any option, unless otherwise required by the Code or regulations of the Internal Revenue Service. The designation described in the preceding sentence may be made at such time as the Committee considers appropriate, including after the issuance of the Stock Option or at the time of its exercise. For the purpose of this section, Fair Market Value shall be determined as of the time the Stock Option with respect to such Common Stock is granted.

  (e)
  RESTRICTIONS. At the discretion of the Committee, the Common Stock issued pursuant to the Stock Options granted hereunder may be subject to restrictions on vesting or transferability. Stock Options shall not be transferable by a Participant other than by will or the laws of descent and distribution or pursuant to the terms of a qualified domestic relations order, as determined by the Committee, and may be exercised during the lifetime of a Participant only by such Participant or his or her guardian or legal representative or by a transferee under such domestic relations order.
  (f)
  WITHHOLDING OF TAXES. Pursuant to applicable federal, state, local or foreign laws, the Corporation may be required to collect income or other taxes upon the grant of a Stock Option to, or exercise of a Stock Option by, a holder. The Corporation may require, as a condition to the exercise of a Stock Option, or demand, at such other time as it may consider appropriate, that the Participant pay the Corporation the amount of any taxes which the Corporation may determine is required to be withheld or collected, and the Participant shall comply with the requirement or demand of the Corporation. In its discretion, the Corporation may withhold shares to be received upon exercise of a Stock Option if it deems this an appropriate method for withholding or collecting taxes.
  (g)
  SECURITIES LAW COMPLIANCE. Upon exercise (or partial exercise) of a Stock Option, the Participant or other holder of the Stock Option shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation to issue or transfer Common Stock in compliance with the provisions of applicable federal or state securities laws. The Corporation, in its discretion, may postpone the issuance and delivery of Common Stock upon any exercise of a Stock Option until completion of such registration or other qualification of such shares under any federal or state laws, or stock exchange listing, as the Corporation may consider appropriate. Furthermore, the Corporation is not obligated to register or qualify the shares of Common Stock to be issued upon exercise of a Stock Option under federal or state securities laws (or to register or qualify them at any time thereafter), and it may refuse to issue such shares if, in its sole discretion, registration or exemption from registration is not practical or available. The Corporation may require that prior to the issuance or transfer of shares of Common Stock upon exercise of a Stock Option, the Participant enter into a written agreement to comply with any restrictions on subsequent disposition that the Corporation deems necessary or advisable under any applicable federal and state securities laws. Certificates representing shares of Common Stock issued hereunder shall bear a legend reflecting such restrictions.
  (h)
  RIGHT TO STOCK OPTION. No employee of the Corporation or any other person shall have any claim or right to be a Participant in this 2002 Plan or to be granted a Stock Option hereunder. Neither this 2002 Plan nor any action taken hereunder shall be construed as giving any person any right to be retained in the employ of the Corporation. Nothing contained hereunder shall be construed as giving any person any equity or interest of any kind in any assets of the Corporation or creating a trust of any kind or a fiduciary relationship of any kind between the Corporation and any such person. As to any claim for any unpaid amounts under this 2002 Plan, any person having a claim for payments shall be an unsecured creditor.
  (i)
  INDEMNITY. Neither the Board of Directors nor the Committee, nor any members of either, nor any employees of the Corporation or any parent, subsidiary, or other affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this 2002 Plan, and the Corporation hereby agrees to indemnify the members of the Board of Directors, the members of the Committee, and the employees of the Corporation and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

  (j)
  PARTICIPATION BY FOREIGNERS. Without amending this 2002 Plan, except to the extent required by the Code in the case of 2002 Plan ISOs, the Committee may modify grants made to participants who are foreign nationals or employed outside the United States so as to recognize differences in local law, tax policy, or custom.

SECTION V.    AMENDMENT AND TERMINATION: ADJUSTMENTS UPON CHANGES IN STOCK.

        The Board of Directors of the Corporation may at any time, and from time to time, amend, suspend or terminate this 2002 Plan or any portion thereof, provided that no amendment shall be made without approval of the Corporation's stockholders if such approval is necessary under the Code, or rules or regulations thereunder, or to comply with any applicable rules or regulations of the Securities and Exchange Commission, including Rule 16b-3 (or any successor rule thereunder), or the rules and regulations of any exchange or stock market on which the Corporation's securities are listed or quoted. Except as provided herein, no amendment, suspension or termination of this 2002 Plan may affect the rights of a Participant to whom a Stock Option has been granted without such Participant's consent. The Committee is specifically authorized to convert, in its discretion, the unexercised portion of any 2002 Plan ISO granted to an Employee Participant to a Non-qualified Option at any time prior to the exercise, in full, of such 2002 Plan ISO. If there shall be any change in the Common Stock or to any Stock Option granted under this 2002 Plan through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Corporation, appropriate adjustments may be made by the Committee (or if the Corporation is not the surviving corporation in any such transaction, the Board of Directors of the surviving corporation, or its designee) in the aggregate number and kind of shares subject to this 2002 Plan, and the number and kind of shares and the price per share subject to outstanding Stock Options, provided that such adjustment does not affect the qualification of any 2002 Plan ISO as an Incentive Stock Option. In connection with the foregoing, the Committee may issue new Stock Options in exchange for outstanding Stock Options.

SECTION VI.    SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

        The number of shares of Common Stock that may be the subject of awards under this 2002 Plan shall not exceed an aggregate of 340,000 shares. Shares to be delivered under this 2002 Plan may be either authorized but unissued shares of Common Stock or treasury shares. Any shares of Common Stock subject to a Stock Option hereunder which for any reason terminates, is cancelled or otherwise expires unexercised, and any shares reacquired by the Corporation due to restrictions imposed on the shares, shares returned because payment is made hereunder in shares of Common Stock of equivalent value rather than in cash, and/or shares reacquired from a recipient for any other reason shall, at such time, no longer count towards the aggregate number of shares which have been the subject of Stock Options issued hereunder, and such number of shares shall be subject to further awards under this 2002 Plan, provided, first, that the total number of shares then eligible for award under this 2002 Plan may not exceed the total specified in the first sentence of this Section VI, and second, that the number of shares subject to further awards shall not be increased in any way that would cause this 2002 Plan or any Stock Option to not comply with Rule 16b-3, if applicable to the Corporation.

SECTION VII.    EFFECTIVE DATE AND TERM OF THIS PLAN.

        Provided there is Stockholder Approval on or before September 19, 2002, the effective date of this 2002 Plan is August 6, 2002 (the "Effective Date") and awards under this 2002 Plan may be made for a period of ten years commencing on the Effective Date. The period during which a Stock Option may be exercised may extend beyond that time as provided herein.

DATE OF APPROVAL BY BOARD OF DIRECTORS: July 11, 2002

DATE OF APPROVAL BY STOCKHOLDERS:

AMERICAN SCIENCE AND ENGINEERING, INC.
SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
September 19, 2002

        The undersigned hereby appoints Ralph S. Sheridan, Edwin L. Lewis and Paige Cochran, and each of them, with full power of substitution, attorneys and proxies to represent the undersigned at the Special Meeting in Lieu of Annual Meeting of Stockholders ("Meeting") of American Science and Engineering, Inc. ("Company") to be held Thursday, September 19, 2002 at the Renaissance Bedford Hotel, 44 Middlesex Turnpike, Bedford, Massachusetts at 10:30 a.m. and at any adjournments thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, all of the shares of stock of the Company which the undersigned may be entitled to vote at said Meeting upon the election of directors and the approval of the 2002 Combination Stock Option Plan and with discretionary authority upon such other matters as may properly come before the Meeting.

        WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS INSTRUCTED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED BELOW, FOR THE ADOPTION OF THE 2002 COMBINATION STOCK OPTION PLAN, AND IN THE DISCRETION OF THE NAMED PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OF THE MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

To be completed and signed on the reverse side.

☒    Please mark your votes
as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AS DIRECTORS AND FOR THE PROPOSAL TO ADOPT THE 2002 COMBINATION STOCK OPTION PLAN.

		FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES
		☐	☐
1.	ELECTION OF DIRECTORS
To fix the number of directors at six and to elect Roger P. Heinisch, Hamilton W. Helmer, Donald J. McCarren, William E. Odom, Ralph S. Sheridan and Carl W. Vogt.
For, except vote withheld from the following nominee(s):
2.	APPROVAL OF STOCK OPTION PLAN
To consider and approve the Company's 2002 Combination Stock Option Plan.
FOR ☐ AGAINST ☐ ABSTAIN ☐
The undersigned hereby acknowledges receipt of the Notice of Special Meeting in Lieu of Annual Meeting of Stockholders, the Proxy Statement for the Meeting and the 2002 Annual Report of the Company.
Signature	Date
Signature	Date

NOTE:    PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS CARD. For joint accounts, both owners should sign. Fiduciaries and corporate officers should indicate their full titles.
PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

QuickLinks

PROPOSAL NO. 1 ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
OWNERSHIP OF COMMON STOCK OF THE COMPANY BY CERTAIN PERSONS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN THE LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
STOCK PERFORMANCE CHART
PROPOSAL NO. 2 APPROVAL OF 2002 COMBINATION STOCK OPTION PLAN
Equity Compensation Plan Information
INDEPENDENT PUBLIC ACCOUNTANTS
FISCAL 2002 AUDIT FIRM FEE SUMMARY
OTHER MATTERS
AMERICAN SCIENCE AND ENGINEERING, INC. AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER JUNE 8, 2000
AMERICAN SCIENCE AND ENGINEERING, INC. 2002 COMBINATION STOCK OPTION PLAN